EXHIBIT 23.1


                       Consent of Independent Accountants



        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of T Cell Sciences, Inc. of our report dated March 25, 1998, appearing in the Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                                        /s/ Price Waterhouse LLP




Boston, Massachusetts
June 11, 1998